                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 27, 2000

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-16276                  23-2449551
---------------------------        ----------------          -------------
State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)          Identification Number)


        101 North Pointe Boulevard
         Lancaster, Pennsylvania                           17601-4133
   ----------------------------------------                ----------
   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number including area code:      (717) 581-6030
                                                    -----------------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On July 27, 2000, Registrant effected the acquisition of Hanover Bancorp, Inc., as contemplated in the Agreement and Plan of Merger dated as of January 25, 2000, by and between the Registrant and Hanover Bancorp, Inc. A copy of the Agreement and its Exhibits constitute Annex A to the Registrant's Registration Statement No. 333-33976 on Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.

        We include a copy of the Press Release announcing consummation of the transaction as Exhibit 99 to this Current Report on Form 8-K.

        A summary of the transaction follows. We qualify the summary in its entirety by reference to the full text of the Agreement, incorporated by reference in this Current Report.

        GENERAL

        Pursuant to the Agreement and to Articles of Merger, filed with the Department of State of the Commonwealth of Pennsylvania, the parties effected the merger of Hanover Bancorp, Inc. with and into Sterling Financial Corporation, effective at 5:00 p.m., on July 27, 2000. Sterling Financial Corporation survived the merger. Bank of Hanover and Trust Company and HOVB Investment Co. are subsidiaries of Registrant.

        o The Articles of Incorporation and Bylaws of Sterling Financial Corporation, as in effect immediately prior to the merger, remain the Articles of Incorporation and Bylaws of the surviving corporation; and

        o The directors and officers of Sterling Financial Corporation, immediately prior to the effective date of the merger, remain Registrant's officers and directors. In addition, John E. Stefan, President and Chief Executive Officer of Sterling, is a Director of Bank of Hanover and Trust Company; J. Bradley Scovill, President and Chief Executive Officer of Hanover Bancorp, Inc., is President and Chief Executive Officer of Bank of Hanover and Trust Company, an Executive Vice President of Registrant, a director of Registrant and a member of the Sterling Management Committee. Terrence L. Hormel, Chairman of the Board of Hanover Bancorp, Inc., is a director of Registrant and of Registrant's subsidiary, Bank of Lancaster County, N.A. Bertram F. Elsner, Vice Chairman of the Board of Hanover Bancorp, Inc., is a director of Registrant. Chad M. Clabaugh, Executive Vice President of Hanover Bancorp, Inc., is Executive Vice President of Bank of Hanover and Trust Company, a Vice President of Registrant and a member of the Sterling Management Committee.



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        EXCHANGE OF SHARES

        As consideration for the outstanding common stock of Hanover Bancorp, Inc., Registrant exchanged each outstanding share of common stock of Hanover Bancorp, Inc. for .93 shares of Registrant's common stock, as provided in the Agreement. In lieu of issuing fractional shares, the Registrant will furnish holders of common stock of Hanover Bancorp, Inc., who are entitled to a fractional share, with a check for the amount of cash equal to the fraction of the share represented by the certificate, as provided in the Agreement.

        At the effective time of the merger, all of the 3,884,189 shares of Hanover common stock, issued and outstanding, and 130,047 options were converted into the right to receive approximately 3,733,342 shares of the Registrant's common stock.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not Applicable.

ITEM 5. OTHER EVENTS.

        Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of business acquired. The Consolidated Balance Sheets as of December 31, 1999 and 1998, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the three years ended December 31, 1999 of Hanover Bancorp, Inc. and subsidiaries, and the Report of Independent Auditors and related Notes to Consolidated Financial Statements, are incorporated herein by reference to Exhibit 99.2 hereof.

            The Unaudited Consolidated Balance Sheets as of June 30, 2000 and June 30, 1999, and the Unaudited Consolidated Statements of Income, Changes in Shareholders' Equity and Statements of Cash Flows for the six-month periods ended June 30, 2000 and 1999 of Hanover Bancorp, Inc. and subsidiaries are incorporated herein by reference to
            Exhibit 99.3 hereof.


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       (b) Pro forma financial information.

           The pro forma financial statements of Sterling Financial Corporation and Hanover Bancorp, Inc. required by Item 7(b) of Form 8-K are incorporated herein by reference to Exhibits 99.4 and 99.5 hereof.

       (c) Exhibits:

           2 Agreement and Plan of Reorganization, dated as of January 25, 2000, by and between Sterling Financial Corporation and Hanover Bancorp, Inc. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-33976 on Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.)

           99.1  Press Release of Registrant, dated July 27, 2000, re:
                 Registrant's Acquisition of Hanover Bancorp, Inc. and its wholly-owned subsidiaries, Bank of Hanover and Trust Company and HOVB Investment Co.

           99.2 Consolidated Balance Sheets as of December 31, 1999 and 1998, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the three years ended December 31, 1999 of Hanover Bancorp, Inc and the Report of Independent Auditors and related Notes to Consolidated Financial Statements. (Incorporated herein by reference to Hanover's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on March 17, 2000, and as amended on April 26, 2000.)

           99.3 Unaudited Consolidated Balance Sheets as of June 30, 2000 and June 30, 1999, and Unaudited Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the six month periods ended June 30, 2000 and 1999 of Hanover Bancorp, Inc. and subsidiaries.

           99.4 Pro forma unaudited financial statements of Sterling Financial Corporation and Hanover Bancorp, Inc. at and for the six-month period ended June 30, 2000.

           99.5 Pro forma unaudited financial statements of Sterling Financial Corporation and Hanover Bancorp, Inc. at December 31, 1999, 1998 and 1997. (Incorporated herein by reference to page 14 through 21 of the Registration Statement.)


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ITEM 8. CHANGE IN FISCAL YEAR.

        Not Applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not Applicable.






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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STERLING FINANCIAL CORPORATION
                                        (Registrant)


Dated: July 28, 2000                    /s/ John E. Stefan
                                        -------------------------------------
                                        John E. Stefan,
                                        President and Chief Executive Officer






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                                  EXHIBIT INDEX

                                                                                    Page Number
                                                                                    in Manually
Exhibit                                                                             Signed Original
--------                                                                            ---------------

        2          Agreement and Plan of Reorganization, dated as of January
                   25, 2000, by and between Sterling Financial Corporation and
                   Hanover Bancorp, Inc. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-33976 on
                   Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.)

      99.1         Press Release of Registrant, dated July 27, 2000, re:
                   Registrant's Acquisition of Hanover Bancorp, Inc. and its wholly-owned subsidiaries, Bank of Hanover and Trust
                   Company and HOVB Investment Co.

      99.2 Consolidated Balance Sheets as of December 31, 1999 and 1998, and the Consolidated Statements of Income, Consolidated
                   Statements of Changes in Shareholders' Equity and
                   Consolidated Statements of Cash Flows for the three years ended December 31, 1999 of Hanover Bancorp, Inc. and the
                   Report of Independent Auditors and related Notes to Consolidated Financial Statements. (Incorporated herein by reference to Hanover's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on March 17, 2000, and as amended on April 26, 2000.)

      99.3         Unaudited Consolidated Balance Sheets as of June 30, 2000 and
                   June 30, 1999, and Unaudited Consolidated Statements of
                   Income, Consolidated Statements of Changes in Shareholders'
                   Equity and Consolidated Statements of Cash Flows for the six month periods ended June 30, 2000 and 1999 of Hanover
                   Bancorp, Inc. and subsidiaries.*

      99.4         Pro forma unaudited financial statements of Sterling
                   Financial Corporation and Hanover Bancorp, Inc. at and for the six-month period ended June 30, 2000.*




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
                                                                                    Page Number
                                                                                    in Manually
Exhibit                                                                             Signed Original
--------                                                                            ---------------

      99.5         Pro forma unaudited financial statements of Sterling
                   Financial Corporation and Hanover Bancorp, Inc. at
                   December 31, 1999, 1998 and 1997. (Incorporated herein by reference to page 14 through 21 of the Registration
                   Statement.)

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* To be filed by amendment within 60 days from the date hereof.